UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):	February 9, 2015

Journal Media Group, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	333-201540	47-1939596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2000
(Registrant's phone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Jason R. Graham as Senior Vice President, Chief Financial Officer and Treasurer
On February 9, 2015, Journal Media Group, Inc. (the “Company”) appointed Jason R. Graham, age 41, to serve as the Company’s Senior Vice President, Chief Financial Officer and Treasurer. Mr. Graham will serve as the Company’s principal financial officer.
Mr. Graham is currently Senior Vice President of Finance and Chief Financial Officer of Journal Communications, Inc. (“Journal”). He was elected Senior Vice President of Finance and Controller in February 2014 and Chief Financial Officer in March 2014. He started with Journal as Vice President and Controller in June 2012. Prior thereto, Mr. Graham, who is a certified public accountant, held various financial leadership positions with Brookdale Senior Living, Inc., a national owner and operator of senior living communities, where he was serving as Vice President and Corporate Controller prior to joining Journal. Prior to October 2006, when he began employment with Brookdale Senior Living, Inc., Mr. Graham held financial leadership positions with KPMG LLP, GE Healthcare and APW Ltd.
Mr. Graham is party to a letter agreement with the Company that specifies his compensation and benefits in connection with his appointment as Senior Vice President, Chief Financial Officer and Treasurer. Pursuant to his letter agreement, Mr. Graham will be paid an annual base salary of $375,000. His 2015 target annual incentive opportunity and 2015 target long-term incentive opportunity will not be less than 40% and 50%, respectively, of his annual base salary.
There are no transactions in which Mr. Graham has an interest requiring disclosure under Item 404(a) of Regulation S-K. No director or executive officer of the Company has any family relationship with Mr. Graham.
Appointment of Marty V. Ozolins as Vice President and Controller
On February 9, 2015, the Company appointed Marty V. Ozolins, age 43, to serve as the Company’s Vice President and Controller. Mr. Ozolins will serve as the Company’s principal accounting officer.
Mr. Ozolins is currently Vice President and Corporate Controller of Journal. He joined Journal in 1997 as a staff auditor, and after being promoted to roles of increasing responsibility, became Director of Internal Audit in 2002. In 2009, he was promoted to Controller of Journal’s Publishing division. He added responsibility as Assistant Controller for Journal in 2011. Prior to joining Journal, Ozolins held roles with the Wisconsin Legislative Audit Bureau. He holds a Bachelor of Business Administration, Accounting, from the University of Wisconsin - Madison and is a Certified Public Accountant.
Mr. Ozolins will receive an annual base salary and is expected to be eligible to participate in the Company’s annual incentive and long-term incentive plans.
There is no arrangement or understanding between Mr. Ozolins and any other person pursuant to which Mr. Ozolins was appointed as an officer of the Company, and there are no transactions in which Mr. Ozolins has an interest requiring disclosure under Item 404(a) of Regulation S-K. No director or executive officer of the Company has any family relationship with Mr. Ozolins.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

(10.1)
Offer Letter Agreement, dated January 12, 2015, by and between Journal Media Group, Inc. and Jason R. Graham (incorporated by reference to Exhibit 10.9 to Journal Media Group, Inc.’s Registration Statement on Form S-4 [Reg. No. 333-201540]).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL MEDIA GROUP, INC.
Date: February 12, 2015	By:	/s/ Mary Hill Taibl
Mary Hill Taibl
Secretary

JOURNAL MEDIA GROUP, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated February 9, 2015

Exhibit No.
(10.10)
Offer Letter Agreement, dated January 12, 2015, by and between Journal Media Group, Inc. and Jason R. Graham (incorporated by reference to Exhibit 10.9 to Journal Media Group, Inc.’s Registration Statement on Form S-4 [Reg. No. 333-201540]).

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